Exhibit 10.23.3

AMENDMENT OF SOLICITATION / MODIFICATION OF CONTRACT		1. Contract Number	Page of Pages
		POHC-2002-D-0003	1	3

2. Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5. Solicitation Caption
M00029	August 1, 2006		DC Healthy Families Program

6. Issued by:	Code	5BBWJ	7. Administered by (If other than line 6)

Office of Contracting and Procurement			Department of Health
Human Care Services Commodity Group			825 North Capitol Street, NE.
441 4th Street, NW., Suite 700 South			Washington, DC 20002
Washington, DC 20001

8. Name and Address of Contractor (No., street, city, county, state and zip code)				9A. Amendment of Solicitation No.

AmeriGroup Maryland, Inc.				9B. Dated (See Item 11)
dba AmeriGroup District of Columbia

750 First Street NE, Suite 1120				10A. Modification of Contract/Order No.
Washington, DC 20004			X	POHC-2002-D-0003

Phone: 202-218-4901 Fax: 202-783-8207				10B. Dated (See Item 13)
August 1, 2002
DUNS Code	00-369-0091	TIN

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or fax which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such may be made by letter or fax, provided each letter or fax makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

	A.	This change order is issued pursuant to (Specify Authority): The Changes Clause and mutual agreement of the parties.

The changes set forth in Item 14 are made in the contract/order no. in item 10A.

	B.	The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation data etc.) set forth in item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.

	C.	This supplemental agreement is entered into pursuant to authority of: 27 DCMR Section 3601.2

X	D.	Other (Specify type of modification and authority)

In Accordance with 27 DCMR Chapter 36, Section 3601.2 (c) (Option)

E. IMPORTANT: Contractor ☐ is not ☑ is required to sign this document and return one copy to the issuing office.

14. Description of Amendment/Modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)
The contract referenced in block 10 is hereby modified as follows:
A.	The District hereby exercises its option to renew this contract in accordance with section F.1.2., Option to Extend Term of the Contract, for the period August 1, 2006 through July 31, 2007. The total estimated price for Option Year Four is $102,028,318.00.

B.	The monthly capitated rates for each rate cell for contract period August 1, 2006 to July 31, 2007 is listed in Section B.6.2, on page two of this modification.

C.	U.S. Department of Labor Wage Determination No. 94-2103 Revision# 35, dated May 23, 2006 is hereby incorporated.

D.	The Way To Work Amendment Act of 2006 is hereby incorporated by adding Section H.24 in the contract.
(This modification continues on pages two through three.)

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herein, all terms and conditions of the document is referenced in Item 9A or 10A remain unchanged and in full force and effect.

15A. Name and Title of Signer (Type or print)		16A. Name of Contracting Officer
Esther Scarborough

15B. Name of Contractor	15C. Date Signed	16B. District of Columbia	16C. Date Signed
(Signature)		(Signature of Contracting Officer)

AMENDMENT OF SOLICITATION / MODIFICATION OF CONTRACT		1. Contract Number	Pages of
Pages
		POHC-2002-D-0003	2	3

B.6.2	Supplies/Services

CONTRACT NO:	POHC-2002-D-0003

******REDACTED******

AMENDMENT OF SOLICITATION / MODIFICATION OF CONTRACT		1. Contract Number	Pages of
Pages
		POHC-2002-D-0003	3	3

2. Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5. Solicitation Caption

M00029	August 1, 2006		DC Healthy Families Program

H.24	WAY TO WORK AMENDMENT ACT OF 2006

H.24.1	Except as described in H.24. 8 below, the Contractor shall comply with Title I of the “Way to Work Amendment Act of 2006”, D.C. Law 16-118, effective June 9, 2006, for contracts for services in the amount of $100,000 or more in any 12-month period.

H.24.2	The Contractor shall pay its employees and subcontractors who perform services under this contract no less than the current living wage published on OCP’s website at http://www.ocp.dc.gov.

H.24.3	The Contractor shall include in any subcontract for $15,000 or more a provision requiring the subcontractor to pay its employees who perform services under the contract no less than the current living wage rate.

H.24.4	The Department of Employment Services (“DOES”) shall adjust the living wage annually and the OCP will publish the living wage rate on its website at http://www.ocp.dc.gov.

H.24.5	The Contractor shall provide a copy of the fact sheet attached as J.24 to each employee and subcontractor who performs services under the contract. The Contractor shall post the notice attached as J.24 in a conspicuous place in its place of business. The Contractor shall include in any subcontract for $15,000 or more a provision requiring the subcontractor to post the notice attached as J.24 in a conspicuous place in its place of business.

H.24.6	The Contractor shall maintain its payroll records under the contract in the regular course of business for a period of at least three (3) years from the payroll date, and shall include this requirement in its subcontracts for $15,000 or more under the contract.

H.24.7	The payment of wages required under the Living Wage Act shall be consistent with and subject to the provisions of D.C. Official Code §32-1301 et seq.

H.24.8	The requirements of the Living Wage Act do not apply to:

(1) Contracts or other agreements that are subject to wage level determinations required by federal law;

(2) Existing and future collective bargaining agreements, provided, that the future collective bargaining agreement results in the employee being paid no less than the established living wage;

(3) Contracts for electricity, telephone, water, sewer or other services provided by a regulated utility;

(4) Contracts for services needed immediately to prevent or respond to a disaster or eminent threat to public health or safety declared by the Mayor;

(5) Contracts or other agreements that provide trainees with additional services including, but not limited to, case management and job readiness services; provided that the trainees do not replace employees subject to the Living Wage Act;

(6) An employee under 22 years of age employed during a school vacation period, or enrolled as a full-time student, as defined by the respective institution, who is in high school or at an accredited institution of higher education and who works less than 25 hours per week; provided that he or she does not replace employees subject to the Living Wage Act;

(7) Tenants or retail establishments that occupy property constructed or improved by receipt of government assistance from the District of Columbia; provided, that the tenant or retail establishment did not receive direct government assistance from the District;

(8) Employees of nonprofit organizations that employ not more than 50 individuals and qualify for taxation exemption pursuant to section 501(c)(3) of the Internal Revenue Code of 1954, approved August 16, 1954 (68A Stat. 163; 26 U.S.C. § 501(c)(3);

(9) Medicaid provider agreements for direct care services to Medicaid recipients, provided, that the direct care service is not provided through a home care agency, a community residence facility, or a group home for mentally retarded persons as those terms are defined in section 2 of the Health-Care and Community Residence Facility,

Hospice, and Home Care Licensure Act of 1983, effective February 24, 1984 (D.C. Law 5-48; D.C. Official Code § 44-501); and
(10) Contracts or other agreements between managed care organizations and the Health Care Safety Net Administration or the Medicaid Assistance Administration to provide health services.

H.24.9	The Mayor may exempt a contractor from the requirements of the Living Wage Act, subject to the approval of Council, in accordance with the provisions of Section 109 of the Living Wage Act.